First Amendment To
Agreement And Plan Of Merger

This First Amendment (this “Amendment”) to the Agreement and Plan of Merger, dated as of July 22, 2026, by and among (i) The Vita Coco Company, Inc., a Delaware public benefit corporation (“Parent”),(ii) Pinkco Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), (iii) Copra Inc., a Delaware corporation (the “Company”), and (iv) Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Securityholder Representative (the “Securityholder Representative”) (as may be further amended from time to time, the “Merger Agreement”), is entered into by and between Parent and the Securityholder Representative, as of October 13, 2026. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Merger Agreement.
RECITALS
A.Whereas, Parent, Merger Sub, the Company and the Securityholder Representative entered into the Merger Agreement;
B.Whereas, Section 7.9 of the Merger Agreement provides that the Merger Agreement may be amended by an instrument in writing signed on behalf of Parent and the Securityholder Representative after the Closing; and
C.Whereas, pursuant to Section 7.9 of the Merger Agreement, Parent and the Securityholder Representative now intend to amend the Merger Agreement as set forth herein.
Now, Therefore, in consideration of the premises and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1.Amendments.

(a)Section 1.9(a) of the Merger Agreement is hereby amended by deleting each reference to “ninety (90) days after the Closing Date” therein and replacing each such reference with “one hundred twenty (120) days after the Closing Date”.

2.General Provisions.

(a)Effectiveness. All of the provisions of this Amendment shall be effective as of the date of this Amendment. Except as expressly set forth in this Amendment, the Merger Agreement remains in full force and effect in accordance with its terms.
(b)References to Merger Agreement. This Amendment is intended to supplement and be construed together with the Merger Agreement and, upon the effectiveness of this Amendment, each reference in the Merger Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, “herewith” or words of similar import shall mean and be a reference to the Merger Agreement as amended hereby.

(c)Entire Agreement. This Amendment, the Merger Agreement, and the documents and instruments and other agreements among the parties to the Merger Agreement referenced therein constitute the entire agreement among the parties with respect to the subject matter hereof and

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supersede all prior and contemporaneous agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

[Signature Page Follows]

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In Witness Whereof, the parties hereto have caused this First Amendment to Agreement and Plan of Merger to be executed as of the date first written above.
Parent:

The Vita Coco Company, Inc.

By:/s/ Martin Roper     Name: Martin Roper
Title: Chief Executive Officer

THE SECURITYHOLDER REPRESENTATIVE:

Shareholder Representative Services LLC,
Solely in its capacity as the Securityholder Representative

By: /s/ Casey McTigue     Name: Casey McTigue
Title: Managing Director

Signature Page to First Amendment to Agreement and Plan of Merger